UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 18, 1999 (June 18, 1999)


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




   Delaware                     1-8736                    94-2934609
(State or other                (Commission             (I.R.S.  Employer
 jurisdiction of                File Number)            Identification Number)
 incorporation)



           650 California Street, San Francisco, California 94108-2788
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 981-8150
                                                      http://www.homestake.com

Item 5.    Other Items


1. On June 18, 1999 Registrant reported interim operating results for the two-month and five-month periods ended May 31, 1999. This summary financial information, which is the first to be published following the business combination with Argentina Gold Corp. on April 29, 1999, includes the first thirty days of combined operations. The merger agreement between Homestake and Argentina Gold and pooling-of-interests accounting require publishing results for at least thirty days of combined operations. A copy of Registrant's news release is attached as
         Exhibit 99.2.

2. The Bylaws of the Registrant have been amended to decrease the number of Directors to eleven.

         A copy of the Registrant's Bylaws (as amended through May 11, 1999) is attached as Exhibit 3.1.

Item 7.  Financial Statements and Exhibits

           (c) Exhibits

           Exhibit 3.1 Bylaws (as amended through May 11, 1999) of Homestake Mining Company.

           Exhibit 99.2 News release, dated June 18, 1999 reporting interim results following the business combination with Argentina Gold Corp.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   June 18, 1999



                                      HOMESTAKE MINING COMPANY
                                      (Registrant)



                                      By:  /s/ David W. Peat
                                           ------------------
                                           David W. Peat
                                           Vice President, Finance and
                                           Chief Financial Officer